Exhibit 3.45

STATE OF NEVADA

ROSS MILLER		SCOTT W. ANDERSON
Secretary of State		Deputy Secretary for Commercial Recordings
OFFICE OF THE
SECRETARY OF STATE

Certified Copy

September 4, 2014

Job Number:	C20140904-0866
Reference Number:	00004385103-24
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080063388-78	Articles of Organization	2 Pages/1 Copies
20130666407-05	Merge In	6 Pages/1 Copies
20130666413-82	Merge In	6 Pages/1 Copies

Respectfully,
/s/ Ross Miller
ROSS MILLER
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20140904-0866
You may verify this certificate
online at http://www.nvsos.gov/

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

	Filed in the office of	Document Number 20080063388-78
Filing Date and Time
Articles of Organization Limited-Liability Company (PURSUANT TO NRS 86)	/s/ Ross Miller	01/30/2008 10:36 AM
	Ross Miller Secretary of State State of Nevada	Entity Number E0059632008-6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)	Paris Las Vegas Operating Company, LLC		Check box if a Series Limited- Liability Company ☐

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	CSC Services of Nevada, Inc.
Name
		502 East John Street	Carson City	Nevada	89706
		(MANDATORY) Physical Street Address	City		Zip Code

		(OPTIONAL) Mailing Address	City	State	Zip Code

3.	Dissolution Date: (OPTIONAL; see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):

4.	Management:	Company shall be managed by ☐ Manager(s) OR ☒ Members
(check only one box)

5.	Name and Address of each Manager or Managing Member: (attach additional page if more than 3)	Paris Las Vegas Holding, Inc.
Name
		One Caesars Palace Drive	Las Vegas	NV	89109
		Address	City	State	Zip Code

Name

		Address	City	State	Zip Code

Name

		Address	City	State	Zip Code

6.	Name, Address and Signature of Organizer: (attach additional page if more than 1)
		Albert Z. Kovacs	X
		Name	Signature
		300 South Fourth Street, Suite 1200	Las Vegas	NV	89101
		Address	city	State	Zip Code

7.	Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company.
		X	1/29/08
		Authorized Signature of R.A. or On Behalf of R.A. Company	Date

This form must be accompanied by appropriate fees	Nevada Secretary of State Form LLC Arts 2007 Revised on 01/01/07
SEE ATTACHMENT

PARIS LAS VEGAS OPERATING COMPANY, LLC

The following Article 8 is added to the Articles of Organization to comply with Regulation 15B.110 of the Nevada Gaming Commission:

a.	The character and general nature of the business to be conducted by the limited liability company is to operate, manage, and conduct gaming in a gaming casino on or within the premises located at 3655 Las Vegas Boulevard South, Las Vegas, NV 89109.

b.	Notwithstanding anything to the contrary expressed or implied in these articles, the sale, assignment, transfer, pledge or other disposition of any interest in the limited liability company is ineffective unless approved in advance by the commission. If at any time the commission finds that a member which owns any such interest is unsuitable to hold that interest, the commission shall immediately notify the limited liability company of that fact. The limited liability company shall, within 10 days from the date that it receives the notice from the commission, return to the unsuitable member the amount of his capital account as reflected on the books of the limited liability company. Beginning on the date when the commission serves notice of a determination of unsuitability, pursuant to the preceding sentence, upon the limited liability company, it is unlawful for the unsuitable member: (i.) To receive any share of the distribution of profits or cash or any other property of, or payments upon dissolution of, the limited liability company, other than a return of capital as required above; (ii.) To exercise directly or through a trustee or nominee, any voting right conferred by such interest; (iii.) To participate in the management of the business and affairs of the limited liability company; or (iv.) To receive any remuneration in any form from the limited liability company, for services rendered or otherwise.

c.	Any member that is found unsuitable by the commission shall return all evidence of any ownership in the limited liability company to the limited-liability company, at which time the limited liability company shall within 10 days, after the limited liability company receives notice from the commission, return to the member in cash, the amount of his capital account as reflected on the books of the limited liability company, and the unsuitable member shall no longer have any direct or indirect interest in the limited liability company.

d.	Notwithstanding the foregoing, to the extent permitted by applicable gaming laws and the Nevada gaming authorities, if a member has been found by the Commission to be unsuitable, the limited liability company shall have the right to redeem or the unsuitable member shall dispose of its membership interest in the limited liability company as provided in the limited liability company operating agreement.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520	Filed in the office of	Document Number
(775) 684-5708	/s/ Ross Miller	20130666407-05
Website: www.nvsos.gov		Filing Date and Time
	Ross Miller	10/11/2013 8:20 AM
	Secretary of State	Entity Number
Articles of Merger	State of Nevada	E0059632008-6
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Paris Las Vegas Mezz 9, LLC
Name of merging entity
Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *
and,

Paris Las Vegas Operating Company, LLC
Name of surviving entity
Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3)	Choose one:

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4)	Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

	☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Paris Las Vegas Mezz 9, LLC

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Paris Las Vegas Operating Company, LLC

Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

	☐	(a) The entire plan of merger is attached;

or,

	☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:09 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Paris Las Vegas Mezz 9, LLC

Name of merging entity
X

	Secretary	10/11/13
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

and,
Paris Las Vegas Operating Company, LLC
Name of surviving entity

X

	Secretary	10/11/13
Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6 Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520	Filed in the office of	Document Number
(775) 684-5708	/s/ Ross Miller	20130666413-82
Website: www.nvsos.gov		Filing Date and Time
	Ross Miller	10/11/2013 8:24 AM
	Secretary of State	Entity Number
Articles of Merger	State of Nevada	E0059632008-6
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐	If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Paris Las Vegas Propco, LLC
Name of merging entity
Delaware	limited liability company
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *
and,
Paris Las Vegas Operating Company, LLC
Name of surviving entity
Nevada	limited liability company
Jurisdiction	Entity type *

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner’s approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐       If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 2 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Paris Las Vegas Propco, LLC

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Paris Las Vegas Operating Company, LLC

Name of surviving entity, if applicable

*	Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

None.

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	October 11, 2013	Time:	4:10 PM EST

*	Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5 Revised: 8-31-11

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.
Paris Las Vegas Propco, LLC
Name of merging entity

X

		Secretary	10/11/13
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

and,
Paris Las Vegas Operating Company, LLC
Name of surviving entity

X

		Secretary	10/11/13
	Signature	Title	Date

*	The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6 Revised: 8-31-11